ENGINEERING MEASUREMENTS COMPANY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                      TO BE HELD OCTOBER 30, 1998

The undersigned hereby constitutes, appoints and authorizes Charles E. Miller, as the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.01 par value common stock of Engineering Measurements Company, a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado at 10:00 a.m. local time on October 30, 1998 and at any and all adjournments thereof, for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:
[ ] FOR all nominees listed below (except as marked to the contrary):
[ ] WITHHOLD AUTHORITY to vote for all nominees listed below:
Charles E. Miller    Walter Kluck    Thomas G. Miller     William A. Ringer
(Instructions: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2.  To approve the Company's 1998 Employee Stock Purchase Plan.
[ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Company's Annual Report on Form 10-KSB previously mailed to shareholders. Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney.


Dated:                  , 1998

                                _______________________________
                                Signature of Shareholder


                                ________________________________
                                Joint Owner Signature (if any)

                                _________
                                Please indicate change of address


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENGINEERING MEASUREMENTS COMPANY. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                ENGINEERING MEASUREMENTS COMPANY
                       600 DIAGONAL HIGHWAY
                       LONGMONT, CO  80501

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  To be held on October 30, 1998


TO THE SHAREHOLDERS OF ENGINEERING MEASUREMENTS COMPANY:

The Annual meeting of the Shareholders of Engineering Measurements Company, hereinafter referred to as the "Company", will be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado on October 30, 1998, at 10:00 a.m., local time, pursuant to call therefor by the Board of Directors for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified.

2.  To approve the Company's 1998 Employee Stock Purchase Plan.

3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on September 16, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of The Board of Directors




                              /s/ Charles E. Miller

                              Charles E. Miller, President
                              September 30, 1998





                             YOUR VOTE IS IMPORTANT

Please complete, sign, date and execute and return the enclosed Proxy Card promptly, whether or not you intend to be present at the meeting. Should you decide to attend the meeting and are a shareholder of record, you may vote in person at that time if you so desire. Your attention to the enclosed Proxy Statement furnished by Management and authorized by the Board of Directors is urged. Your proxy may be revoked at any time before it is voted.

                 ENGINEERING MEASUREMENTS COMPANY
                       600 Diagonal Highway
                       Longmont, CO  80501
                          (303) 651-0550

                         PROXY STATEMENT

                FOR ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held on October 30, 1998


The accompanying Proxy is solicited by the Board of Directors of Engineering Measurements Company, a Colorado corporation, hereinafter called the "Company," for use at the Annual Meeting of Shareholders to be held on Friday, October 30, 1998 at 10:00 a.m. local time, at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado 80501, and at any recesses or adjournments thereof. This Proxy Statement and the accompanying Proxy Card and Proxy Notice materials are being mailed to shareholders on or about September 30, 1998.

The Proxy may be revoked at any time by the shareholder of record before it is exercised. All shares of stock represented by valid Proxies received prior to the meeting pursuant to this solicitation and not revoked before they are exercised will be voted. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with such specification. Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote FOR the election of the four persons nominated to serve as directors of the Company and FOR the 1998 Employee Stock Purchase Plan. Abstentions received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether the requisite vote has been obtained for the proposal. Broker non-votes with respect to a particular proposal will not be counted for purposes of either determining whether a quorum is present at the Meeting or determining whether the requisite vote for such proposal has been obtained. The giving of a proxy will not affect a shareholder of record's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Company's secretary, or by attending the meeting and voting in person.

The Board of Directors recommends a vote FOR the election of Directors and FOR approval of the Employee Stock Purchase Plan.


PERSONS MAKING THE SOLICITATION

This Proxy is solicited by the Board of Directors of the Company. In addition to the solicitation of Proxies by mail, certain of the officers or employees of the Company, without extra remuneration, may solicit Proxies personally or by telephone, facsimile, telegraph or cable. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expense in forwarding solicitation material regarding the meeting to beneficial owners.

REQUIRED VOTE FOR EACH PROPOSAL

The four nominees for director receiving the highest number of votes cast by shareholders of the Company entitled to vote thereon, assuming that a quorum of a majority (a "Quorum") of the outstanding shares of common stock of the Company entitled to vote at the Meeting is present in person or by proxy, will be elected to serve on the Board of Directors. The Employee Stock Purchase Plan will be adopted if the number of votes cast favoring the Plan exceeds the number of votes against the adoption of the Plan, assuming a Quorum is present at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The date for determination of Shareholders entitled to vote at the meeting (the "Record Date") is the close of business on September 16, 1998. On such date there were outstanding 3,217,048 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, each of which is entitled to one (1) vote.

On the Record Date the security ownership of each person who owned of record or beneficially, to the knowledge of the Company, five percent (5%) or more of any class of voting securities of the Company, and of each current Director (and each nominee Director) and of the Officers and Directors (and nominees) as a group was as follows. All information is based on information furnished by each such person. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed.

                      Name of        Amount and Nature      Percent
  Title of Class  Beneficial Owner     of Ownership         of Class
  Common Stock    Charles E. Miller       1,256,021    (1)    38.8

  Common Stock    William A. Ringer         103,900    (2)     3.2

  Common Stock    Saeid Hosseini             71,400    (3)     2.2

  Common Stock    David S. Miller           391,959    (4)    12.2

  Common Stock    Walter Kluck               27,750    (5)     0.9

  Common Stock    Thomas G. Miller          355,390    (6)    11.0

  Common Stock    Ken Teegardin              30,000    (7)     0.9


All Directors and Officers as a Group
(Six Persons)                             1,844,461           54.9

(1) Record and Beneficial; includes 1,235,146 shares of common stock owned directly; an option to purchase 20,875 shares of common stock under the 1991 Incentive Plan; Mr. Miller has sole voting and investing power on 1,208,846 of the owned shares; the remaining 26,300 shares have shared voting and investment power. Charles E. Miller's business address is 600 Diagonal Highway, Longmont, CO 80501.

(2) Record and Beneficial; includes 78,900 shares of common stock owned with sole voting and investment power; an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan; and an option to purchase 5,000 shares of common stock under the 1997 Incentive Plan. William A. Ringer's business address is 5675 Arapahoe Avenue, Boulder, CO 80303.

(3) Record and Beneficial; includes 41,230 shares of common stock owned with sole voting and investment power; an option to purchase 20,170 shares of common stock under the 1991 Incentive Plan; and an option to purchase 10,000 shares of common stock under the 1997 Incentive Plan. Saeid Hosseini's business address is 600 Diagonal Highway, Longmont, CO 80501.

(4) Record and Beneficial; includes 391,959 shares of common stock owned. David Miller has sole voting and investment power for 375,414 of the shares; the remaining 16,545 shares have shared voting and investment power. David S. Miller's business address is 420 E. Armour, N. Kansas City, MO 64166.

(5) Record and Beneficial; includes 2,750 shares of common stock owned with sole voting and investment power; an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan; and an option to purchase 5,000 shares of common stock under the 1997 Incentive Plan. Walter Kluck's business address is P.O. Box 421, Clifton, NJ 07015.

(6) Record and Beneficial; includes 345,390 shares of common stock owned directly with sole investment power; an option to purchase 5,000 shares of common stock under the 1991 Non-Employee Director Stock Plan; and an option to purchase 5,000 shares under the 1997 Incentive Plan. Thomas G. Miller's business address is 11725 W. 112th St., Overland Park, KS 66210.

(7) Record and Beneficial; includes an option to purchase 20,000 shares of common stock under the 1991 Incentive Plan; and an option to purchase 10,000 shares under the 1997 Incentive Plan. Ken Teegardin's business address is 600 Diagonal Highway, Longmont, CO 80501.


PROPOSAL 1  -  ELECTION OF DIRECTORS

The Bylaws, as amended, provide for a Board of four (4) Directors. Management recommends the election of the nominees listed below as Directors, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Except where otherwise instructed, proxies will be voted for election of all the nominees. If, at the time of the 1998 Annual Meeting of Shareholders, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee or nominees will be required.

The following Table indicates the name of each of the Company's Directors and nominees for Directors, their ages and business experience during the past five
(5) years:

                          Year First  Position, Date first held
                          Elected as  and Principal Occupation
  Name of Director   Age  Director    (For Past Five Years)
  Charles E. Miller   60     1967     Chief   Executive  Officer,   President,
                                      Director  and  Chairman  of  the  Board;
                                      Member  of the Incentive Plan Committee;
                                      previously President from 1967 to 1987.

  William A. Ringer   64     1978     Director,   Member   of   the    Audit,
                                      Compensation    and    Incentive    Plan
                                      Committees;   President   of   Granville
                                      Phillips   Company,  Boulder,  Colorado,
                                      which   is  not  an  affiliate  of   the
                                      Company.  Employed by Granville Phillips
                                      in an executive capacity for more  than
                                      five  years  prior to the date  of  this
                                      report.

  Thomas G. Miller    51     1995     Director, Member of the Compensation and
                                      Incentive  Plan  Committees;   CEO   and
                                      physician  of College Park  Family  Care
                                      Center  of Overland Park, Kansas,  which
                                      is  not  an  affiliate of  the  Company.
                                      Employed  by  College Park  Family  Care
                                      Center in an executive capacity for more
                                      than  five  years prior to the  date  of
                                      this report.

  Walter Kluck        70     1995     Director,    Member   of   the    Audit,
                                      Compensation    and    Incentive    Plan
                                      Committees;     CEO    of     Industrial
                                      Representatives, Inc.  of  Clifton,  New
                                      Jersey, which is not an affiliate of the
                                      Company.    Employed    by    Industrial
                                      Representatives, Inc.  in  an  executive
                                      capacity for more than five years  prior
                                      to the date of this report.

The Board of Directors has standing Audit, Compensation and Incentive Plan Committees. Mr. Ringer and Mr. Kluck constitute the members of the Audit Committee, and Messrs. Thomas Miller, Ringer, and Kluck serve on the Compensation Committee. The Audit Committee reviews financial statements. The Audit Committee met once during the fiscal year ending April 30, 1998. The Compensation Committee meets informally as required to recommend to the Board of Directors the compensation to be paid to the officers of the Company and to recommend to the Board of Directors any other profit sharing and bonus issues that may come before the Board of Directors. The Compensation Committee did not meet formally during fiscal year 1998. The entire Board of Directors serves as the committee under the Company's 1997 Incentive Plan which provides for equity
compensation to officers, directors, shareholders and contractors.   Charles
Miller, William A. Ringer, Thomas G. Miller and Walter Kluck constitute the members of the Incentive Plan Committee, which did not meet during the fiscal year ending April 30,1998.

The Board of Directors held four meetings during the fiscal year ending April 30, 1998. All Directors attended all meetings.

All Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually.

None of the Directors have been involved in any litigation or bankruptcy during the past five years.

Charles E. Miller, Thomas G. Miller and David S. Miller are brothers. David S. Miller is one of the Company's investment brokers.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except for Mr. Charles E. Miller who filed late on the exercise of 20,000 options and the conversion of debt to 345,766 shares of common stock.


PROPOSAL 2 - ADOPTION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     On September 9, 1998, the Board of Directors adopted, subject to shareholder approval, the Company's 1998 Employee Stock Purchase Plan (the "Plan") including an aggregate of 150,000 shares of the Company's $0.01 par value Common Stock (subject to adjustment for certain stock dividends, stock splits or other relevant changes to the Company's capitalization). The Company believes that granting the opportunity to employees to acquire shares of its Common Stock under the Plan is in the best interests of the Company. A copy of the Plan is attached hereto as Exhibit A.

THE BOARD OF DIRECTORS BELIEVES THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS A VOTE FOR THE ADOPTION OF THE PLAN.

     The following is a summary of some of the principal terms of the 1998 Stock Purchase Plan:

     Offerings; Number and Purchase Price of Shares. The Plan will be implemented in eight semi-annual offerings of the Company's Common Stock ("Offerings"), or, if less, in such number of Offerings in which options are exercised to purchase the maximum number of shares of Common Stock reserved for the Plan by the Company. The maximum number of shares issued in each six month Offering Period will be 18,750 shares plus unissued shares, if any, from prior Offering Periods. The first Offering Period under the Plan will commence on the first day of the month following shareholder approval of the Plan, or at a later date set by the Board, at its discretion, prior to April 30, 1999, and will terminate six months thereafter, or on April 30, 1999, at the Board's discretion. Each subsequent Offering will begin on the first business day after the termination of the prior offering period and will end six months thereafter.

     The Company will grant to each participant an option to purchase on the last day of the Offering Period, the number of full shares of Common Stock as his or her accumulated payroll deductions on the last day of the Offering Period will pay for at the Option Price, subject to certain limits on the number of options that may be purchased by participants under the Plan and provided that the employee remains eligible to participate in the Plan throughout the Offering Period. Options granted under the Plan expire on the last day of each Offering Period and employees may only exercise options on the last day of the

Offering Period. The Company will pay no interest on payroll deductions held in accounts during the Offering Periods.

     The Option Price of stock purchased with payroll deductions made during an Offering Period shall normally be the lower of: (a) 85% of the closing price of the Stock on the Offering Commencement Date, or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or (b) 85% of the closing price of the Stock on the Offering Termination Date, or the nearest prior business day on which trading occurred on the NASDAQ National Market System. The Board or committee administering the Plan has the discretion to set such price at a higher amount up to 100% of such closing prices.

     Eligible employees may elect to have up to 10% withheld each month from his or her regular base salary to be deposited into an account for the purchase of Common Stock under the Plan during each Offering Period. In any Plan year, no employee may purchase more than either 500 shares of Common Stock or $25,000 worth of Common Stock under the Plan, whichever is less. Employees who purchase Common Stock under the Plan and who are subject to Section 16(a) of the Securities Exchange Act of 1934 must agree to hold their shares for a period of at least six (6) months after acquisition of such Common Stock. All other participants must agree to hold their shares for at least two (2) months after acquisition of Common Stock under the Plan.

     Eligibility. Except for employees already holding 5% or more of the total voting power of capital stock of the Company and employees earning an annual base salary that exceeds $80,000, each employee of the Company having at least two (2) years of continuous service as of the beginning of an Offering Period and who ordinarily works twenty (20) or more hours per week and more than five
(5) months per year is eligible to participate in the Plan. As of September 25, 1998, approximately 80 employees were eligible to participate in the Plan.

     Amendment, Termination and Administration. The Board of Directors of the Company may amend the Plan at any time. However, no such amendment shall be made without prior approval of the shareholders of the Company if such amendment would (a) increase the number of shares of Common Stock to be offered under the Plan, except as provided in Sections 10.1 and 13.4 of the Plan; or (b) change the class of employees eligible to participate in the Plan; or (c) cause the Plan to no longer comply with Rule16b-3 under the Securities Exchange Act of 1934 or with Section 423 of the Internal Revenue Code. The Plan will be administered by the Board of Directors, unless a committee of non-employee directors is appointed by the Board. The interpretations of the Plan by the Board, or by a committee if one is appointed, will be final and binding on the Company and all employees and Plan participants.

     Federal Income Tax Consequences. The Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code.

     The employee realizes no income when he or she purchases the stock under the Plan and the Company has no trade or business deduction at such time.
     If (a) the employee is an employee of the Company at all times during the relevant Offering Period, and (b) the employee makes no disposition of the stock within two (2) years after the first business day of the relevant Offering Period (the "Holding Period"), the employee must report ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the Option Price, and (b) the excess of the fair market value of the stock at the time of purchase over the Option Price. Any further gain on disposition is taxed as long-term capital gain. If the price received on disposition is less than the Option Price, the employee will report the loss as a long-term capital loss. The Company receives no deduction when the Holding Period is met, even if ordinary income results to the employee.

     If the employee disposes of the stock before the Holding Period expires, the employee will recognize ordinary income equal to the difference between the disposition price and the Option Price. The Company will have a deduction in the same amount. The income is treated as received for the tax year of the employee when the disposition occurs. Similarly, the deduction is treated as allowable for the tax year of the Company when the disposition occurs.

     The employee must report as ordinary income all amounts withheld from regular base pay in each Offering Period pursuant to an Authorization signed by him, as well as any interest earned on such funds, if any, while they are held by the Company on behalf of the employee.

     Ordinary income is taxed for federal tax purposes at rates ranging from 15% to 39.6%. The maximum federal tax rate imposed on net capital gain for most assets (including Company stock) is 20%. Net capital gain means the excess of net long-term capital gain over net short-term capital loss. Net capital losses can be deducted against ordinary income, subject to a limitation of $3,000 annually.

     Employees who participate in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.


EXECUTIVE OFFICERS

The Table below indicates the name of each of the Company's executive officers, their ages and positions, and their business experience during the past five (5) years.

  Name of Officer    Age   Position, Principal Occupation (for the past 5 years)
  Charles E. Miller   60   Chief Executive Officer, President, Chairman of
                           the Board and Secretary; previously President
                           from 1967 to 1987.

  Saeid Hosseini      35   Vice President Sales and Marketing.  Previously Product
                           Line Manager, and Manager of Applications Engineering.
                           Employed by the Company for more than five years prior
                           to the date of this proxy statement.

  Ken H. Teegardin    36   Vice President of Operations. Previously Director
                           of Manufacturing, employed at the Company since 1995.
                           Employed in a manufacturing management capacity at
                           Johnson Yokogawa Corporation, Newnan, Georgia, which
                           is not an affiliate of the Company, for more than five
                           years prior to the date of this proxy statement.

SIGNIFICANT EMPLOYEES

The Table below indicates the name of each of the Company's significant employees, their ages and positions, and their business experience during the past five (5) years.

                           Position, Principal
  Name of Employee   Age   Occupation (for the past 5 years)
  John B. Thompson    41   Controller since August 1992.


  Louis T. Yoshida    56   Director  of  Engineering  since  January  1995.
                           Employed   as  president,  director  of  research   and
                           development   at  Innovative  Technology   Corporation,
                           Longmont,  Colorado, which is not an affiliate  of  the
                           Company, for more than five years prior to the date  of
                           this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and no other officers received compensation over $100,000 for services in all capacities to the Company during the fiscal years ended April 30, 1996, 1997 and 1998:

                                             SUMMARY COMPENSATION TABLE

                Annual Compensation          Long Term Compensation
                                       Awards                Payouts
(a)           (b)   (c)       (d)      (e)       (f)        (g)         (h)
                                       Other                Securities  All
Name and                               Annual    Restricted Underlying  Other
Principal                              Compen-   Stock       Options/   Compen-
Position      Year  Salary($) Bonus($) sation($) Awards($)    SAR's#    sation($)(1)
Charles E.    1996  $121,664   $7,133         0         0          0      $1,217
Miller,       1997  $133,688   $2,651         0         0     10,000      $1,408
CEO and       1998  $135,000       $0         0         0          0      $1,350
Chairman
of the Board

(1) Other Compensation for Mr. Miller reflects the matching portion of the Company's 401K plan.

Option/SAR Grants in Last Fiscal Year

During fiscal year ending 1998, no stock options were granted to the Chief Executive Officer.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                          FY-End Option/SAR Values


      (a)          (b)            (c)        (d)                     (e)
                                              Number of Securities   Value of Unexercised
                                             Underlying Unexercised      In-the-Money
                                                 Options/SAR's at        Options/SAR's
                                                    FY-End (#)           at FY-End ($)

                      Shares                       Exercisable/          Exercisable/
                     Acquired
      Name         On Exercise       Value        Unexercisable          Unexercisable
                        (#)       Realized ($)
Charles E. Miller     20,000         67,500                  0/0                  $0/$0

                                                        10,875/0             $24,414/$0

                                                         5,000/0             $12,475/$0

                                                         5,000/0              $9,375/$0

Long-Term Incentive Plans - Awards in Last Fiscal Year

During fiscal year 1998 there were no Long Term Incentive Plans of the Company.


COMPENSATION OF DIRECTORS

Directors who are not employees of the Company received an annual Director's fee of $3,000. This fee is paid whether or not the Director attends meetings of the Board and its Committees.

Under the 1997 Incentive Plan, in fiscal year 1999, non-qualified stock options were granted to purchase 60,000 shares, 20,000 each to William A. Ringer, Walter Kluck, and Thomas G. Miller, exercisable at $4.94 per share and vesting over the period from October 22, 1998 to October 22, 2001.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 11, 1991, DVCO, Inc. ("DVCO"), a wholly owned subsidiary of MGAS entered into a Sale and License Agreement with EMCO. Pursuant to that agreement, DVCO acquired the compressed natural gas (CNG) Dispenser and certain licenses to the underlying digital valve technology from EMCO.

EMCO and DVCO also entered into a Manufacturing and Lease Agreement, pursuant to which EMCO agreed to manufacture the digital valve (a key component of the CNG Dispenser) for up to 25 CNG dispensers for DVCO. The agreement has been amended and renewed by the parties for additional digital valves, and may be renewed in the future by mutual agreement. Sales from the Company to DVCO was approximately $0 in fiscal year 1998, and $29,000 for the fiscal year ending 1997. The Company recorded $50,000 royalty income from DVCO in fiscal year ending 1997 and $0 in fiscal year ending 1998. The royalty agreement expired April 30, 1997 with the Company.
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During the fiscal year ended April 30, 1998, Mr. Charles Miller converted
$353,790 in loans from a stockholder into 345,766 shares of common stock of the Company as provided in the loan agreement.

During fiscal year 1997, the Company sold all of its 154,000 shares of Marcum Natural Gas Services, Inc. (MGAS) stock, which resulted in a loss of approximately $117,000. Charles E. Miller, the Chairman and Chief Executive Officer of the Company, resigned as Director of MGAS in the fiscal year 1997. The 154,000 shares of MGAS common stock which were sold by the Company represented approximately two percent of MGAS's outstanding common stock.

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton served as the Company's independent certified public accountants for the year ended April 30, 1998. It is expected that a representative of Grant Thornton will be present at the Annual Meeting of the Shareholders. Such representative will have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

The Securities and Exchange Commission has amended the provisions of Rule 14a-4 under the Securities Exchange Act of 1934 to provide that the Company's proxies solicited in connection with its annual meeting of shareholders, including the 1999 Annual Meeting, may confer discretionary voting authority on Company management with respect to certain types of shareholder proposals that may be raised at the Annual Meeting unless the proposing shareholder notifies the Company at least 45 days prior to the date of mailing the prior year's proxy that such proposal will be made at the meeting.

Any shareholder who wishes to submit a proposal to be considered at the Annual Meeting of the Company's shareholders, to be held after the April 30, 1999 fiscal year end, must submit the proposal to the Company by August 15, 1999 for the proposal to be included in the Proxy Statement for that meeting. Any such proposals should be sent to the Company's principal executive offices at 600 Diagonal Highway, Longmont, Colorado 80501.

OTHER MATTERS

Management is not aware that any matters not referred to in the Proxy Statement will be presented for action at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT

The Company will provide any Shareholder with a copy of its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1998, without charge upon receipt of a written request for such report. Such requests should be addressed to the Company's secretary at 600 Diagonal Highway, Longmont, Colorado 80501. The Annual Report is not a part of this proxy statement.

Longmont, Colorado
September 30, 1998
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